 NATIONWIDE MUTUAL FUNDS

Nationwide Mellon Dynamic U.S. Core Fund (formerly, Nationwide Dynamic U.S. Growth Fund)

Supplement dated May 7, 2020
to the Summary Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the information under the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Vassilis Dagioglu	Managing Director, Head of Asset Allocation Portfolio Management	Since 2018
James H. Stavena	Managing Director, Senior Portfolio Manager	Since 2018
Dimitri Curtil	Managing Director, CIO, Head of Multi-Asset	Since 2020
Torrey K. Zaches, CFA	Director, Portfolio Manager	Since 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE